UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018
ANDEAVOR
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 24, 2018, Andeavor held a special meeting of its stockholders (the “Special Meeting”) in connection with the merger transaction (“Merger”) contemplated by the Agreement and Plan of Merger, dated as of April 29, 2018 (the “Merger Agreement”), as amended from time to time, among Andeavor, Marathon Petroleum Corporation (“MPC”), Mahi Inc. and Mahi LLC. As of the close of business on August 1, 2018, the record date for the Special Meeting, there were 151,125,987 outstanding shares of Andeavor common stock. 112,760,540 shares of Andeavor’s common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. Three items of business were acted upon by stockholders at the Special Meeting. The number of shares voted for each matter was as follows:

1.    Proposal to adopt the Merger Agreement:

FOR	AGAINST	ABSTAIN
112,189,017	212,926	358,597

The proposal was approved, having received “FOR” votes from a majority of the shares of our common stock outstanding as of the close of business on the record date and entitled to vote on the proposal.

2.	Proposal to approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to Andeavor’s named executive officers that is based on or otherwise relates to the Merger:

FOR	AGAINST	ABSTAIN
104,170,235	8,148,326	441,979

The proposal was approved, having received “FOR” votes from a majority of the votes cast by our stockholders present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

3.
Proposal to adjourn the Special Meeting, if reasonably necessary to provide stockholders with any required supplement or amendment to the joint proxy statement/prospectus or to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement:

FOR	AGAINST	ABSTAIN
102,168,911	10,242,751	348,878

The proposal was approved, having received “FOR” votes from a majority of the votes cast by our stockholders present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

Item 8.01	Other Events.

On September 24, 2018, we issued a press release announcing the results of our Special Meeting and of the special meeting of MPC stockholders held on September 24, 2018. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release of Andeavor, dated September 24, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2018

Andeavor

By:	/s/ BLANE W. PEERY
Blane W. Peery
Vice President and Controller